MONTEAGLE FUNDS

Supplement dated March 6, 2020

to the Prospectus dated December 27, 2019

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This Supplement to the Prospectus for Monteagle Fixed Income Fund, Monteagle Quality Growth Fund, Monteagle Select Value Fund, The Texas Fund, Monteagle Opportunity Equity Fund and Smart Diversification Fund, each a series of the Monteagle Funds (the “Trust”), updates the Prospectus for the Trust dated December 27, 2019 to amend certain information as described below.

1.

Section entitled “MANAGEMENT”

All references to the “Fund’s semi-annual report for the period ended February 28, 2018” is hereby replaced with the “Fund’s semi-annual report for the period ended February 28, 2019.”

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Shareholders should read this Supplement in conjunction with the Prospectus, as well as the Fund’s Statement of Additional Information, each as supplemented from time to time.  These documents provide information that you should know before investing, and should be retained for future reference. These documents are available upon request and without charge by calling Mutual Shareholder Services at (888) 263-5593.

Investors should retain this supplement for future reference.

MONTEAGLE FUNDS

Supplement dated March 6, 2020

to the Statement of Additional Information dated December 27, 2019

____________________________________________________________________________

This Supplement to the Statement of Additional Information for Monteagle Fixed Income Fund, Monteagle Quality Growth Fund, Monteagle Select Value Fund, The Texas Fund, Monteagle Opportunity Equity Fund and Smart Diversification Fund, each a series of the Monteagle Funds (the “Trust”), updates the Statement of Additional Information for the Trust dated December 27, 2019 to amend certain information as described below.

1.

Section entitled “INVESTMENT ADVISER”

Services of Adviser

Nashville Capital Corporation ("Nashville Capital") serves as the investment adviser to each Monteagle Fund pursuant to a Management Agreement.  The Management Agreements between Nashville Capital and the Monteagle Select Value Fund, Monteagle Fixed Income Fund, Monteagle Quality Growth Fund and The Texas Fund, respectively, are dated December 16, 2019.  The Management Agreement between Nashville Capital and the Monteagle Opportunity Equity Fund is dated December 30, 2019. The Management Agreement between Nashville Capital and Smart Diversification Fund is dated January 14, 2020. Under such Agreement, Nashville Capital furnishes at its own expense all services, facilities and personnel necessary in connection with managing a Fund's investments and effecting portfolio transactions for each Monteagle Fund.  Under a separate Operating Services Agreement beginning on May 24, 2019, in addition to furnishing at its own expense all services, facilities and personnel necessary in connection with managing the Monteagle Opportunity Equity Fund's investments and effecting portfolio transactions, the Advisor is also responsible to provide the CCO services for the Monteagle Opportunity Equity Fund.

Ownership of Adviser

Nashville Capital, located at 2506 Winford Ave., Nashville, Tennessee 37211, serves as investment adviser to the Monteagle Funds. In this capacity, Nashville Capital advises and assists the officers of the Trust in conducting the business of the Funds and is responsible for providing general investment advice and guidance to the Funds and each Fund’s subadvisor.

Nashville Capital was formed in 1988 and, as of August 31, 2019 managed assets of over $117 million for financial institutions.  Effective as of November 1, 2019, Nashville Capital was acquired by Renasant Bank and is now deemed to be a wholly owned subsidiary of Renasant Bank.

Fees

Nashville Capital receives an advisory fee at an annual rate outlined in the charts below of the average daily net assets of the Funds. Table 1A in Appendix B shows the dollar amount of the fees paid by the Trust to the Adviser, the amount of fees waived by the Adviser and the actual fees retained by the Adviser.  The Adviser's fees are calculated as a percentage of the applicable Fund's average net assets. The fee is accrued daily by each Fund and is paid monthly based on average net assets for the previous month.

Nashville Capital receives an advisory fee for the Monteagle Fixed Income Fund at an annual rate outlined in the chart below of the average daily net assets of such fund.

AVERAGE DAILY NET ASSETS	FEE RATE (PER ANNUM)
First $50 million	0.965%
$50 million to $100 million	0.845%
Over $100 million	0.775%

Nashville Capital receives an advisory fee for the Monteagle Quality Growth Fund and the Monteagle Select Value Fund at an annual rate outlined in the chart below of the average daily net assets of such funds.

AVERAGE DAILY NET ASSETS	FEE RATE (PER ANNUM)
First $25 million	1.200%
$25 million to $50 million	1.115%
$50 million to $100 million	0.975%
Over $100 million	0.875%

Nashville Capital receives an advisory fee for The Texas Fund at an annual rate outlined in the chart below of the average daily net assets of such fund.

AVERAGE DAILY NET ASSETS	FEE RATE (PER ANNUM)
First $10 million	1.450%
$10 million to $25 million	1.350%
$25 million to $ 50 million	1.250%
$50 million to $100 million	1.100%
Over $100 million	0.950%

Nashville Capital receives an advisory fee for the Smart Diversification Fund at an annual rate outlined in the chart below of the average daily net assets of such fund.

AVERAGE DAILY NET ASSETS	FEE RATE (PER ANNUM)

First $10 million	1.45%
$10 million to $25 million	1.25%
$25 million to $50 million	1.15%
$50 million to $100 million	1.00%
Over $100 million	0.90%

Nashville Capital receives an advisory fee for the Monteagle Opportunity Equity Fund based on the Fund’s average daily net assets according to the following schedule for both the Investor Class and Institutional Class:

AVERAGE DAILY NET ASSETS	FEE RATE (PER ANNUM)
First $25 million	0.85%
$25 million to $50 million	0.80%
$50 million to $100 million	0.75%
Over $100 million	0.70%

In addition to the Advisory Agreement, the Adviser has entered into an Operating Services Agreement (the “Operating Services Agreement”) with G.W. Henssler & Associates, Ltd. to provide, or make arrangements for the provision of, virtually all day-to-day operational services to the Monteagle Opportunity Equity Fund.  These fees will include: (i) accounting services and functions, including costs and expenses of any independent registered public accountants; (ii) non-litigation related legal and compliance services, including the expenses of maintaining registration and qualification of the Fund and the Portfolio under federal, state and any other applicable laws and regulations; (iii)  dividend disbursing agent, dividend reinvestment agent, transfer agent, and registrar services and functions (including answering inquiries related to shareholder Portfolio accounts); (iv) custodian and depository services and functions; (v) independent pricing services; (vi) preparation of reports describing the operations of the Portfolio, including the costs of providing such reports to broker-dealers, financial institutions and other organizations which render services and assistance in connection with the distribution of shares of the Portfolio; (vii) sub-accounting and recordkeeping services and functions (other than those books and records required to be maintained by Nashville under the Investment Advisory Agreement between the Fund and Nashville dated May 1, 1998), including maintenance of shareholder records and shareholder information concerning the status of their Portfolio accounts by investment advisers, broker-dealers, financial institutions, and other organizations on behalf of Nashville; (viii) shareholder and board of directors communication services, including the costs of preparing, printing and distributing notices of shareholders’ meetings, proxy statements, prospectuses, statements of additional information, Portfolio reports, and other communications to the Fund’s Portfolio shareholders, as well as all expenses of shareholders’ and board of directors’ meetings, including the compensation and reimbursable expenses of the directors of the Fund; and (ix) other day-to-day administrative services, including the costs of designing, printing, and issuing certificates representing shares of the Portfolio, and premiums for the fidelity bond maintained by the Fund pursuant to Section 17(g) of the Act and rules promulgated thereunder (except for such premiums as may be allocated to third parties, as insureds thereunder).  These fees  do not include: (i) all brokers’ commissions, issue and transfer taxes, and other costs chargeable to the Fund or the Portfolio in connection with securities transactions to which the Fund or the Portfolio is a party or in connection with securities owned by the Fund or the Portfolio; (ii) the interest on indebtedness, if any, incurred by the Fund or the Portfolio; (iii) the taxes, including franchise, income, issue, transfer, business license, and other corporate fees payable by the Fund or the Portfolio to federal, state, county, city, or other governmental agents; (iv) the fees and expenses of each director of the Fund who is not an “interested person” thereof, as defined in Section 2(a)(19) of the Act; (v) the expenses, including fees and disbursements of counsel, in connection with litigation by or against the Fund or the Portfolio; (vi) the expenses, including fees and disbursements, of any legal counsel separately representing the Fund’s independent directors; and (vii) any other extraordinary expense of the Fund or Portfolio.

The Fund’s expenses are comprised of expenses directly attributable to the Fund as well as expenses that are allocated among all series of the Trust. In addition, the Adviser is responsible for distribution expenses – including, among other things, the expense of printing and mailing prospectuses and sales materials used for promotional purposes. The Adviser or the Sub-adviser (not the Fund) may, from its management fee, pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution-related services and/or performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute or regulation.

In addition to receiving advisory fees from the Funds, the Adviser may also act and be compensated as investment manager for its clients with respect to assets that are invested in a Fund. If an investor in a Fund also has a separately managed account with the Adviser with assets invested in the Fund, the Adviser will credit an amount equal to all or a portion of the fees received by the Adviser against any investment management fee received from such investor.

The following table sets forth the advisory fees paid to the Advisor by each Monteagle Fund during the fiscal years indicated:

	Advisory Fees Accrued in Fiscal Year Ended 2019	Advisory Fees Accrued in Fiscal Year Ended 2018	Advisory Fees Accrued in Fiscal Year Ended 2017
Fixed Income Fund	$386,035	$448,581	$489,223
Quality Growth Fund	$272,150	$333,104	$300,833
Select Value Fund	$162,771	$158,673	$140,758
Texas Fund	$154,624	$163,171	$146,749
Opportunity Equity Fund	$278,448[1]	n/a	n/a
Smart Diversification Fund	n/a	n/a	n/a

1 The Advisory Fees reflected are for the period of May 1, 2018 through August 31, 2019.  For the period of May 1, 2018 through May 24, 2019, those fees were paid to Henssler Asset Management, LLC, the predecessor Fund’s Advisor.  For the period of May 24, 2019 through August 31, 2019, those fees were paid to Nashville Capital Corp., the Fund’s Advisor.

Other Provisions of the Management Agreements

Subject to the Management Agreements between the Trust and the Adviser, the Adviser manages each Fund's investments subject to approval of the Board of Trustees and pays all of the expenses of the Funds except costs of membership in trade associations, Securities and Exchange Commission ("SEC") registration fees and related expenses, brokerage, taxes, borrowing costs (such as (a) interest and (b) dividend expense on securities sold short), litigation expenses, fees and expenses of non-interested Trustees, the compensation of the Trust’s CCO (except for the CCO compensation for the Monteagle Opportunity Equity Fund which is paid by the Advisor) and extraordinary expenses. The Funds may also pay 100% of any extraordinary expenses associated with the CCO’s duties including extraordinary expenses associated with retention or other bonuses.

The Management Agreements between Nashville Capital and the Monteagle Select Value Fund, Monteagle Fixed Income Fund, Monteagle Quality Growth Fund and The Texas Fund, respectively, are dated December 16, 2019.  The Management Agreement between Nashville Capital and the Monteagle Opportunity Equity Fund is dated December 30, 2019. The Management Agreement between Nashville Capital and Smart Diversification Fund is dated January 14, 2020. Each Management Agreement shall continue in effect for two years from such date. Thereafter, the Management Agreement must be approved at least annually by the Board or by vote of shareholders, and in either case by a majority of the Trustees who are not parties to the Management Agreement or interested persons of any such party. The Management Agreement is terminable without penalty by the Trust with respect to a Fund on 60 days' written notice to the Adviser when authorized either by vote of a majority of the Fund's shareholders or by a vote of a majority of the Board, or by the Adviser on 60 days' written notice to the Trust. The Management Agreement will terminate immediately upon its assignment.

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Shareholders should read this Supplement in conjunction with the Statement of Additional Information, as well as the Trust’s Prospectus, each as supplemented from time to time.  These documents provide information that you should know before investing, and should be retained for future reference. These documents are available upon request and without charge by calling Mutual Shareholder Services at (888) 263-5593.

Investors should retain this supplement for future reference.